UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 17, 2019
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 17, 2019, the Board of Directors of the Company amended and restated the Company's bylaws (the “Amended and Restated Bylaws”) to decrease the size of the Board of Directors from nine to seven. This description of the amendment to the Company's bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 99.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company’s Fiscal 2018 Annual Meeting of Shareholders was held on January 17, 2019. At the meeting, the following proposals were submitted to a vote of the shareholders:

Proposal 1
The following nominees for Directors were elected. Each person elected as a Director will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Name of Nominee	For	Against	Abstain
Robert L. Bailey	686,299,000	22,421,624	1,091,403
Richard M. Beyer	693,644,299	15,061,024	1,106,704
Patrick J. Byrne	696,553,328	12,159,269	1,099,430
Steven J. Gomo	701,266,619	7,416,147	1,129,261
Mary Pat McCarthy	701,463,364	7,268,392	1,080,271
Sanjay Mehrotra	702,736,137	6,034,946	1,040,944
Robert E. Switz	688,798,009	19,260,845	1,753,173

Proposal 2
The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 29, 2019, was approved with 882,998,711 votes in favor, 42,767,787 votes against, and 2,357,114 abstentions.

Proposal 3
The proposal by the Company to approve the non-binding resolution to approve the compensation of our Named Executive Officers as described in the proxy statement was approved with 632,698,863 votes in favor, 70,611,722 votes against, and 6,501,442 abstentions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Bylaws as of January 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	January 22, 2019	By:	/s/ David A. Zinsner
		Name:	David A. Zinsner
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Amended and Restated Bylaws as of January 17, 2019